UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 16, 2023

AGRIFY CORPORATION

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

001-39946	30-0943453
(Commission File Number)	(IRS Employer Identification No.)

2468 Industrial Row Dr. Troy, MI	48084
(Address of principal executive offices)	(Zip Code)

(855) 420-0020

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, $0.001 par value	AGFY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

As previously disclosed in the three Current Reports on Form 8-K filed by Agrify Corporation (the “Company”) on April 24, 2023 (the “April Nasdaq Notice”), May 23, 2023 (the “May Nasdaq Notice”), and August 21, 2023 (the “August Nasdaq Notice”), the Company received notices from The Nasdaq Stock Market LLC (“Nasdaq”) stating that because the Company had not yet filed its Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (the “Form 10-K”), the Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2023 (the “First Quarter Form 10-Q”), and the Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2023 (the “Second Quarter Form 10-Q”), respectively, the Company is no longer in compliance with Nasdaq Listing Rule 5250(c)(1) (the “Listing Rule”). The Listing Rule requires listed companies to timely file all required periodic financial reports with the Securities and Exchange Commission. Additionally, as previously reported, on October 17, 2023, the Company received a Staff Delisting Determination from the Listing Qualifications Department of Nasdaq notifying the Company that it was not in compliance with Nasdaq’s continued listing requirements under the Listing Rule as a result of its failure to file the Delinquent Reports in a timely manner.

On November 16, 2023, the Company received a notice from Nasdaq that the Company remains noncompliant with the Listing Rule as a result of its failure to file its Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2023 (the “Third Quarter Form 10-Q” and collectively with the Form 10-K, First Quarter Form 10-Q and Second Quarter Form 10-Q, the “Delinquent Reports”) with the SEC by the required filing date (the “November Nasdaq Notice” and, together with the April Nasdaq Notice, the May Nasdaq Notice, and the August Nasdaq Notice, the “Nasdaq Notices”). As disclosed in the Current Report on Form 8-K filed by the Company on April 17, 2023, the Company’s audit committee concluded that, as a result of inadvertent errors in the accounting for warrants previously issued by the Company, it was appropriate to restate the Company’s previously issued unaudited condensed consolidated interim financial statements as of and for the quarterly periods ended March 31, 2022, June 30, 2022 and September 30, 2022 included in the Company’s Quarterly Reports on Form 10-Q for such periods in amended quarterly reports for the affected periods. As disclosed by the Company on its Notification of Late Filing on Form 12b-25 filed with the SEC on March 31, 2023, August 21, 2023, and November 15, 2023, the Company was unable to timely file the Form 10-K, the First Quarter Form 10-Q, the Second Quarter Form 10-Q and the Third Quarter Form 10-Q without unreasonable effort or expense.

The November Nasdaq Notice noted that, as previously disclosed, the Nasdaq Hearings Panel (the “Panel”), which has previously granted the Company’s request to extend the automatic 15-day stay of suspension from listing by Nasdaq, pending the hearing, and a final Panel determination regarding the Company’s listing status, will consider this matter in making its determination regarding the Company’s continued listing on The Nasdaq Capital Market. The Company intends to complete the Delinquent Reports, after which the financial statements contained in the Delinquent Reports will be subject to audit and/or review by the Company’s independent registered public accounting firm. Following completion of the audit or review, as applicable, of the Delinquent Reports, the Company plans to file the Delinquent Reports within the period of the extended stay. However, there can be no assurance that the Company will be able to file the Delinquent Reports prior to the hearing. The Nasdaq Notices have no immediate effect on the listing of the Company’s common stock on Nasdaq.

Item 7.01. Regulation FD Disclosure.

On November 22, 2023, the Company issued a press release disclosing the receipt of the November Nasdaq Notice referenced above. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished herein, including Exhibit 99.1, is not deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. This information will not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that the registrant specifically incorporates them by reference.

Forward Looking Statements

The Company cautions you certain of the statements in this Form 8-K or in the attached press release may represent “forward-looking statements” as defined in Section 27A of the United States Securities Act of 1933, as amended, and Section 21E of the United States Securities Exchange Act of 1934, as amended. All statements contained in this Form 8-K or in the attached press release that do not relate to matters of historical fact should be considered forward-looking statements including, without limitation, statements relating to the filing of the Delinquent Reports and the Company’s ability to regain compliance with the Nasdaq continued listing standards. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this Form 8-K or in the attached press release are only predictions. The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect its business, financial condition and results of operations. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. You should carefully consider the risks and uncertainties that affect the Company’s business, including those described in the Company’s filings with the Securities and Exchange Commission (“SEC”), including under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K filed for the year ended December 31, 2021 with the SEC, which can be obtained on the SEC website at www.sec.gov. These forward-looking statements speak only as of the date of this Form 8-K. Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements, whether as a result of any new information, future events or otherwise. Investors are advised, however, to consult any further disclosures the Company makes on related subjects in its public announcements and filings with the SEC.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release of the Company, dated as of November 22, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AGRIFY CORPORATION

By:	/s/ Raymond Chang
Raymond Chang
Chief Executive Officer

Date: November 22, 2023

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